EXHIBIT 10.9

WHOLESALE REPRESENTATIVES DEFERRAL PLAN
Amended and Restated Effective as of December 10, 2002

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WHOLESALE REPRESENTATIVES DEFERRAL PLAN
(Amended and Restated Effective as of December 10, 2002)
ARTICLE I
PURPOSES OF THE PLAN
     The main purposes of the Wholesale Representatives Deferral Plan are (i) to provide additional incentives to key employees of A I M Management Group Inc. (“AIM”) and its subsidiaries in the form of contingent awards of ordinary shares of AMVESCAP PLC, the indirect parent corporation of AIM (including American depositary shares representing such ordinary shares), (ii) to seek to retain key employees of AIM and its subsidiaries by making a portion of their compensation contingent upon the satisfaction of certain vesting requirements, and (iii) to enhance a long-term mutuality of interest between Plan participants and shareholders of AMVESCAP PLC. This Plan is intended to be an unfunded plan for the purpose of providing deferred compensation for a select group of management or highly compensated employees for the purposes of Title I of ERISA and is intended to be part of an employees’ share scheme (within the meaning of section 743 of the Companies Act).
ARTICLE II
DEFINITIONS
     As used in the Plan, the terms set forth below shall have the meanings indicated unless the context clearly indicates to the contrary. Where the context so admits or requires, the singular shall include the plural and the masculine shall include the feminine and vice versa.
     Account. “Account” shall mean a book account maintained by a Participant’s employer (AIM or one of its Subsidiaries, as the case may be) reflecting the Shares, cash and other property, together with earnings and distributions thereon, credited to a Participant with respect to his Award(s) under the Plan.
     Additional Shares. “Additional Shares” shall mean Shares purchased with reinvested dividends or dividend equivalent contributions pursuant to Section 6.7.
     Administration Committee. “Administration Committee” shall mean the administration committee, or any successor committee, comprised solely of United States persons within the meaning of section 7701(a)(30) of the Code and appointed by the board of directors of AIM from time to time to administer the Plan in accordance with the terms hereof and serving at the pleasure of the board of directors of AIM. To the extent that (i) Section 16 of the Exchange Act is applicable to any equity securities of the Company and (ii) Rule 16b-3, as promulgated under the Exchange Act, or any successor rule is applicable to the composition of the Administration Committee, the composition of the Administration Committee shall comply with the terms of Rule 16b-3 or such successor rule.
     AIM. “AIM” shall mean A I M Management Group Inc. and any successor thereto.
     AMVESCAP. “AMVESCAP” shall mean AMVESCAP PLC and any successor corporation which continues the Plan pursuant to Section 10.10.
     Average Cost Per Share. “Average Cost Per Share,” with respect to an Award and with respect to the reinvestment of dividends or dividend equivalent contributions pursuant to Section 6.7 (“Reinvestment”), shall mean (i) with respect to ordinary shares of AMVESCAP, the average cost per share purchased with respect to such Award or Reinvestment, as the case may be, as determined in any reasonable manner by the Management Committee and (ii) with respect to American depositary shares (“ADSs”) representing ordinary shares of AMVESCAP, the average cost per ADS purchased with respect to such Award or Reinvestment, as the case may be, as determined in any reasonable manner by the Management Committee.
     Award. “Award” shall mean, with respect to each Participant, the right to receive Shares, cash or other property (or a combination of the foregoing) equal to the amount initially awarded to such Participant under the Plan by the Administration Committee pursuant to Section 6.1 and as adjusted for earnings, distributions and gains and losses on such Shares, cash and/or other property.
     Award Date. “Award Date” shall mean, with respect to an Award, the date specified by the Administration Committee with respect to the grant of such Award.
     Beneficiary. “Beneficiary” shall mean the person or persons determined to be a Participant’s beneficiary pursuant to Section 7.3.
     Board of Directors. “Board of Directors” shall mean the Board of Directors of AMVESCAP.
     Business Day. “Business Day” shall mean a day on which The Stock Exchange is open for the transaction of business.
     Cause. “Cause” shall mean, when used in connection with the termination of a Participant’s employment, the termination of the Participant’s employment by AMVESCAP, AIM or any of their respective Subsidiaries on account of (i) the willful violation by the Participant of (x) any law, (y) any rule of AMVESCAP, AIM or such Subsidiary or (z) any rule or regulation of any regulatory body to which AMVESCAP, AIM or such Subsidiary is subject, including, without limitation, The Stock Exchange or any other exchange or contract market of which AMVESCAP, AIM or such Subsidiary is a member, which violation would materially reflect on the Participant’s character, competence or integrity, (ii) a breach by a Participant of the Participant’s duty of loyalty to AMVESCAP, AIM and/or their respective Subsidiaries in contemplation of the Participant’s termination of employment with AMVESCAP, AIM or any such Subsidiary, such as the Participant’s solicitation of customers or employees of AMVESCAP, AIM or any of their respective Subsidiaries prior to the termination of his employment or (iii) the Participant’s unauthorized removal from the premises of AMVESCAP, AIM or any of their respective Subsidiaries of any records, files, memoranda, data in machine readable form, reports, fee lists, customer lists, drawings, plans, sketches, or other documents (in any medium or form) relating to the business of AMVESCAP, AIM or any of their respective Subsidiaries or the customers of AMVESCAP, AIM or any of their respective Subsidiaries, including, but not limited to, all intellectual property and proprietary research which the Participant uses, develops or comes in contact with in the course of or as the result of his employment with AMVESCAP, AIM or any of their respective Subsidiaries, as the case may be. Any rights AMVESCAP, AIM or any of their respective Subsidiaries may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights AMVESCAP, AIM or any such Subsidiary may have under any other agreement with the employee or at law or in equity. If, subsequent to a Participant’s voluntary termination of employment or involuntary termination of employment without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall, at the election of the Administration Committee in its sole discretion, be deemed for the purposes of this Plan to have been terminated for Cause.
     Change in Control. “Change in Control” shall mean (x) with respect to AMVESCAP, the occurrence of any of the following events:
     (i) the stockholders of AMVESCAP shall approve a definitive agreement (a) for the merger or other business combination of AMVESCAP with or into another corporation, and with respect to the surviving public company, a majority of the directors of which were not directors of AMVESCAP immediately prior to such merger or combination and in which the stockholders of AMVESCAP immediately prior to the effective date of such merger or combination directly or indirectly own less than a majority of the voting power in such corporation or (b) for the direct or indirect sale or other disposition of all or substantially all of the assets of AMVESCAP;
     (ii) (a) the acquisition by purchase, subscription or otherwise (including pursuant to a reconstruction or scheme of arrangement) by any person (or persons acting together, meaning persons party to an agreement to which section 204 of the Companies Act applies) of 20 percent or more of the relevant share capital of AMVESCAP (or any successor company to which all or the majority of the assets of AMVESCAP are transferred pursuant to any such reconstruction or scheme of arrangement); (b) the giving of notice of any general meeting of AMVESCAP at which a resolution will be proposed for the winding-up of AMVESCAP; (c) if under section 425 of the Companies Act, the court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of AMVESCAP or its amalgamation with any other company or companies; or (d) any scheme of arrangement involving the reconstruction of AMVESCAP or the amalgamation of AMVESCAP with any other entity that is approved by the holders of Shares;
     (iii) any person obtains Control of AMVESCAP as a result of making an offer to acquire Shares which is either unconditional or is made on a condition such that, if it is satisfied, the person making the offer will have Control of AMVESCAP; or
     (iv) a change in the composition of the Board of Directors such that individuals who, as of December 10, 2002, constituted the Board of Directors (generally the “Directors” and as of December 10, 2002, the “Continuing Directors”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to December 10, 2002 whose nomination for election was approved by a vote of at least a majority of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors) shall be deemed to be a Continuing Director; and
(y) with respect to any Subsidiary of AMVESCAP, including without limitation AIM, the consummation of the sale of the capital stock or all or substantially all of the assets of such Subsidiary to, or the merger or other business combination of such Subsidiary with or into, a third party that is not affiliated with AMVESCAP or any of its Subsidiaries. For the purpose of clause (x) (iii) above, (A) a person shall be deemed to have obtained “Control of AMVESCAP” if he and others acting in concert with him have together obtained Control of it and (B) “Control” shall mean, in relation to AMVESCAP, the power of a person to secure that the affairs of AMVESCAP are conducted in accordance with the wishes of that person by means of the holding of shares or the possession of voting power in or in relation to AMVESCAP or by virtue of any powers conferred by the articles of association of AMVESCAP.
     Code. “Code” shall mean the United States of America Internal Revenue Code of 1986, as amended from time to time.
     Companies Act. “Companies Act” shall mean the Companies Act 1985 of Great Britain, as amended from time to time.

     Disability. “Disability” shall mean any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by AMVESCAP, AIM or any of their respective Subsidiaries and applicable to the Participant.
     Eligible Employee. “Eligible Employee” shall mean the executives, officers and other key employees, including without limitation wholesale representatives, of AIM and its Subsidiaries.
     ERISA. “ERISA” shall mean the United States of America Employee Retirement Income Security Act of 1974, as amended from time to time.
     Exchange Act. “Exchange Act” shall mean the United States of America Securities Exchange Act of 1934, as amended from time to time.
     Management Committee. “Management Committee” shall mean the Management Committee as defined in, and appointed in accordance with the terms of, the AMVESCAP Global Stock Plan. The Management Committee shall hold meetings and make decisions in accordance with the terms and conditions set forth in the AMVESCAP Global Stock Plan.
     Participant. “Participant” shall mean any current or former Eligible Employee who has been selected by the Administration Committee to receive an Award under the Plan and with respect to whom an Award, which has not previously been forfeited, is outstanding.
     Permissive Retirement. “Permissive Retirement” shall mean a Participant’s termination of employment with AMVESCAP, AIM and their respective Subsidiaries, other than by reason of death or Disability, on or after the earlier to occur of the following dates:
     (i) the attainment of age 58; or
     (ii) retirement with the approval of the Administration Committee.
     Plan. “Plan” shall mean the Wholesale Representatives Deferral Plan, as constituted by these rules and as amended from time to time.
     Remuneration Committee. “Remuneration Committee” shall mean the Remuneration Committee as defined in the AMVESCAP Global Stock Plan. Except as otherwise provided herein, any decisions required or permitted to be made by the Remuneration Committee hereunder shall be made in accordance with the rules specified in the AMVESCAP Global Stock Plan.

     Shares. “Shares” shall mean the ordinary shares of AMVESCAP, or any other shares and/or other property into which the ordinary shares of AMVESCAP are converted pursuant to a stock split, reverse split, subdivision, reconstruction, amalgamation, scheme of arrangement, recapitalization, reorganization, merger, combination, consolidation, split-up or other similar corporate event and shall include American depositary shares representing such ordinary shares.
     Subsidiary. “Subsidiary”, with respect to an entity, shall mean a corporation with respect to which such entity, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors.
     The Stock Exchange. “The Stock Exchange” shall mean The International Stock Exchange of the United Kingdom and Republic of Ireland Limited.
     Trust. “Trust” shall mean the grantor trust of the AMVESCAP from time to time to which contributions are made in respect of the Plan and, in the case of any Subsidiary, the term “Trust” shall be limited to such Subsidiary’s Sub-Trust as described in Section 1.3 of the Trust Agreement. The Company and the Subsidiaries intend that, in the event of the insolvency or bankruptcy of the Company or any Subsidiary, only the assets of the Trust which are attributable to the aggregate Account Balances of the Company or such Subsidiary’s Participants be available to pay the claims of the Company’s or such Subsidiary’s creditors.
     Trust Agreement. “Trust Agreement” shall mean the trust agreement between AMVESCAP and the Trustee as amended from time to time with respect to the Trust.
     Trustee. “Trustee” shall mean the entity from time to time serving as trustee under the Trust Agreement.
ARTICLE III
EFFECTIVE DATE AND TERM
     The Plan was adopted effective as of July 1, 1998, was amended by (i) the First Amendment to the Plan effective as of January 1, 2001, and (ii) the Second Amendment to the Plan effective as of February 1, 2002, and has been amended and restated as set forth herein effective as of December 10, 2002 unless otherwise indicated. The Plan shall continue in effect, as amended from time to time, in accordance with its terms until terminated by the Remuneration Committee or the Board of Directors. The Plan is a plan of AMVESCAP and a plan of each of its Subsidiaries that is the employer of a Participant, including without limitation AIM.

ARTICLE IV
ADMINISTRATION OF THE PLAN
     (a) In General. The Plan shall be administered by the Administration Committee, provided that the Management Committee and the Remuneration Committee shall have the duties and powers specified herein and in the Trust Agreement. The Administration Committee shall have full authority, consistent with the Plan, to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan and such forms of election as it may deem necessary or appropriate. Any person making a claim for any distribution under the Plan shall file a written claim with the Administration Committee. Decisions of the Administration Committee regarding any matter connected with the Plan shall be final and binding on all parties. Administration Committee decisions shall be made by a majority of its members at a meeting (which meeting may be held by telephone) at which there is a quorum and which has been duly called by any member on no less than 48 hours written notice; notice may be transmitted by facsimile, telex, courier, electronic mail or by other reasonable means of transmission. No notice of any meeting of the Administration Committee need be given to any member who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any meeting of the Administration Committee need be specified in a written waiver of notice. The attendance of any member at a meeting of the Administration Committee shall constitute a waiver of notice of such meeting, except when the member attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. Any decision reduced to writing and signed by all of the members of the Administration Committee shall be as fully effective as if it had been made at a meeting duly held.
     (b) Indemnification. No member of the Administration Committee, the Management Committee or the Remuneration Committee, as the case may be, shall be liable for any action, omission or determination relating to the Plan, and AMVESCAP, AIM and their respective Subsidiaries shall indemnify and hold harmless each member of the Administration Committee, the Management Committee and the Remuneration Committee, and each other director or employee of AMVESCAP, AIM or their respective Subsidiaries to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost, expense (including counsel fees, which fees shall be paid as incurred) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any action, omission or determination relating to the Plan, if such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of AMVESCAP, AIM and their respective Subsidiaries, and with respect to any criminal action or proceeding, such member had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of AMVESCAP, AIM and their respective Subsidiaries, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
ARTICLE V
ELIGIBILITY
     Section 1.2 In General. The Eligible Employees shall be eligible to participate in the Plan in accordance with the terms of the Plan and the rules and procedures established by the Administration Committee. An Eligible Employee shall become a Participant effective as of the date on which such Eligible Employee is granted an Award hereunder. Participation by Eligible Employees is mandatory, not elective.
     Section 1.3 Investment Company Act Limitation. With respect to any Participant, the Administration Committee may, in its sole discretion, use its authority under Section 6.6 to accelerate the vesting of such Participant’s Award(s) and its authority under Section 7.6 to accelerate the time of distribution with respect to such Award(s) so that neither the Plan nor the Trust will be required to register as an investment company under the United States of America Investment Company Act of 1940, as amended from time to time.
ARTICLE VI
AWARDS
     Section 1.4 Grant of Awards and Contributions to the Trust. The Administration Committee may grant Awards (which may be of differing amounts) to any or all Eligible Employees employed by AIM or its Subsidiaries. The Administration Committee shall specify the Award Date with respect to each Award and the year to which such Award relates. Prior to the grant of an initial Award to an Eligible Employee hereunder, such Eligible Employee shall execute and deliver a participant consent form covering such initial Award and any future Award(s), on a form approved by the Administration Committee, acknowledging such Eligible Employee’s participation subject to the terms of the Plan. AMVESCAP intends to contribute, or procure the contributions, and transfer to the Trust funds and/or other property equivalent to the sum of the amounts of all Awards made to Participants. At the direction of the Management Committee, the Trustee shall use such funds and/or other property to purchase Shares from any person, and to make such other investments, as the Management Committee shall direct.

     Each Participant’s Award shall be subject to the terms of the Plan applicable to that Participant and such additional terms as may be adopted from time to time applicable to particular jurisdictions. No Participant shall have any right to receive any Shares, cash or other property under the Plan other than in accordance with the terms of the Plan, including any applicable additional terms.
     Section 1.5 Accounts. Each Participant’s Account shall be comprised of one or more sub-accounts where each sub-account relates to a particular Award granted to such Participant and is initially credited with the amount of such Award. Each sub-account of the Participant’s Account shall be adjusted to reflect the earnings, distributions, gains and losses with respect to the Shares, cash and/or other property allocated to the sub-account for each Award. Shares shall be allocated among a Participant’s Accounts and sub-accounts based upon the Average Cost Per Share. Fractional Shares may be allocated to a Participant’s Account or sub-account. Cash or other property remaining after a whole number of Shares has been purchased may be added to any dividend or dividend equivalent contributions to purchase Additional Shares pursuant to Section 6.7 from time to time. Each Participant’s Account and sub-accounts shall reflect any securities, cash or other property received with respect to Shares, cash or other property credited to such Participant’s Account or sub-account, as the case may be. The Shares, cash or other property, together with earnings and distributions thereon, allocated to an Award shall be subject to the same vesting and other restrictions to which such initial Award is subject. Each Participant shall receive a statement of his Account quarterly.
     Section 1.6 Vesting of Awards. Subject to Sections 6.4, 6.6 and 6.10, an Award shall fully vest on June 20 of the third year following the year to which such Award relates. Notwithstanding the foregoing, any Award(s) of a Participant not previously forfeited shall immediately vest in the event of (i) such Participant’s Permissive Retirement or (ii) such Participant’s termination of employment with AMVESCAP, AIM or their respective Subsidiaries by reason of his death or Disability. Prior to vesting, an Award shall be completely unvested. Both vested and unvested Awards shall be subject to the terms of the Plan including, without limitation, Article VII regarding distributions under the Plan. A Participant shall have no rights with respect to the Shares, cash or other property underlying his vested and unvested Awards until such Shares, cash or other property are distributed pursuant to Article VII.
     Section 1.7 Forfeited Awards. Upon termination of a Participant’s employment with AMVESCAP, AIM and their respective Subsidiaries, any Award(s) granted to such Participant which have not vested shall be forfeited unless otherwise determined by the Administration Committee. The Shares, cash and/or other property underlying forfeited Awards shall revert to the Trust and, unless otherwise determined by the Management Committee, shall be added to and allocated as part of subsequent Award(s) made under the Plan. Under no circumstances shall such Shares, cash or other property held in the Trust revert to AMVESCAP or any of its Subsidiaries; however such Shares, cash or other property shall be available to creditors of AMVESCAP or any Subsidiary in the event of AMVESCAP’s or such Subsidiary’s insolvency in accordance with the terms and conditions of Section 8.2 and the Trust Agreement.
     Section 1.8 Date of Termination. The date of a Participant’s termination of employment shall be determined at the sole discretion of the Administration Committee.
     Section 1.9 Acceleration of Vesting. The Administration Committee may accelerate the vesting of any Award at any time at its sole discretion.
     Section 1.10 Dividends. The Management Committee shall direct the Trustee to reinvest the full amount of any dividends paid on Shares held in the Trust in Additional Shares and shall direct such purchase of Additional Shares. Participants’ Accounts (and the underlying sub-accounts) shall be credited with the appropriate number of Additional Shares based upon the Average Cost Per Share. Additional Shares shall be subject to the same vesting requirements and other restrictions as are the Award to which such Additional Shares relate. The Management Committee may direct the Trustee to waive dividends on Shares held in the Trust; in such event, AMVESCAP may make, or cause to be made, contributions to the Trust equivalent to the dividends waived in respect of such Shares. Such dividend equivalent contributions shall be used to purchase Additional Shares as described in this Section 6.7.
     Section 1.11 Voting of Shares.
     ( ) The Management Committee shall direct the Trustee, and the Trustee shall have no discretion, as to the manner in which the voting rights attaching to Shares that are allocated to unvested Awards are to be voted.
     (a) The Management Committee shall direct the Trustee, and the Trustee shall have no discretion, as to the manner in which the voting rights attaching to Shares that are allocated to vested Awards are to be voted; provided that, the Management Committee may, in its sole discretion, direct the Trustee to take direction from any or all Participants as to the manner in which the Shares subject to the relevant Participant’s vested Awards are to be voted. If the Management Committee directs the Trustee to take voting directions from any Participant(s), (i) the Trustee shall vote combined fractional Shares, to the extent possible, to reflect the directions of the Participant(s) holding such Shares and (ii) if the Trustee does not receive valid Participant voting directions with respect to the Shares allocated to a Participant’s vested Award(s), the Trustee shall have no discretion as to the voting of such Shares but shall vote such Shares in the manner directed by the Management Committee.
     ( ) Notwithstanding any other provision of this Section 6.8, the Shares allocated to a Participant’s Awards shall be voted by the Trustee, at the direction of the

Management Committee, with respect to any Participant(s) with respect to whom counsel to AMVESCAP advises that the Participant might be taxed on the value of the Participant’s Awards if the Participant(s) were permitted to direct the voting of such Shares.
     Section 1.12 Tender of Shares.
     ( ) If any person shall commence a tender or exchange offer or any similar transaction with respect to Shares, the Management Committee shall be entitled to direct the Trustee, and the Trustee shall have no discretion, as to whether the Shares underlying unvested Awards allocated to Participants’ Accounts are to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law).
     (a) If any person shall commence a tender or exchange offer or any similar transaction with respect to Shares, the Management Committee shall be entitled to direct the Trustee, and the Trustee shall have no discretion, as to whether the Shares underlying vested Awards allocated to Participants’ Accounts are to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law); provided that, the Management Committee may, in its sole discretion, direct the Trustee to take direction from any or all Participant(s) as to whether such Shares are to be tendered and whether such tender is to be revoked (to the extent such a revocation is permitted by the terms of such tender or exchange offer or applicable law). If the Management Committee directs the Trustee to take tender directions from any Participant(s), (i) the Trustee shall tender Shares underlying vested Awards allocated to any Participants’ Accounts for which the Trustee shall have received affirmative and valid Participant directions to tender (except to the extent such directions are revoked prior to such tender); (ii) the Trustee shall revoke the tender of Shares allocated to any Participants’ Accounts underlying vested Awards for which the Trustee shall have received affirmative and valid Participant directions to revoke such tender; and (iii) the Trustee shall not tender, or revoke the tender of, Shares allocated to Participants’ Accounts for which the Trustee does not receive affirmative and valid Participant directions.
     ( ) To the extent that a Participant or the Management Committee elects to tender Shares allocated to a Participant’s Account, the Trustee shall transfer the consideration the Trustee receives as a result of such tender into the Trust and the Participant’s Account shall reflect the transfer.
     ( ) Notwithstanding any other provision of this Section 6.9, the Management Committee, in its sole discretion, shall make tender decisions with respect to Shares held in the Accounts of Participants with respect to whom counsel to AMVESCAP advises that the Participant(s) might be taxed on the value of the Participant’s Account if the Participant(s) were permitted to direct the tender of Shares.
     Section 1.13 Forfeiture of Awards for Gross Malfeasance. Notwithstanding any other provision of the Plan, Awards (whether vested or unvested) will be forfeited in their entirety by a Participant and the Participant will retain no right whatsoever in relation to any Award in the event that the Participant commits an act of gross malfeasance, such as theft of corporate property or client funds, against AMVESCAP, AIM or any of their respective Subsidiaries which act results in the termination of that Participant’s employment by AMVESCAP, AIM or any of their respective Subsidiaries, as appropriate.
ARTICLE VII
DISTRIBUTIONS UNDER THE PLAN
     Section 1.14 In General. Subject to any applicable withholding obligations and Sections 5.2, 6.4, 6.10, 7.2 through 7.7 (inclusive) and 10.1, the Administration Committee shall advise the Management Committee of distributions to be made hereunder and the Management Committee shall direct the Trustee to deliver or cause to be delivered to a Participant certificates for Shares, cash or other property equivalent to the amount credited to such Participant’s Account in respect of vested Awards, no later than one year and thirty-five days after such Participant becomes vested in his Award(s). The Management Committee may, in its sole discretion and at any time, direct the Trustee to sell any securities or other property that would have been received in respect of Shares or other property credited to a Participant’s Account for cash or other property of equivalent value. Upon termination of a Participant’s employment with AMVESCAP, AIM and their respective Subsidiaries, the Shares, cash or other property credited to such Participant’s Account in respect of vested Awards shall continue to be invested in Shares, cash or other property until a complete distribution of the value of the vested Awards credited to such Account is made to such Participant; provided, however, that (i) during the period prior to a Participant’s Permissive Retirement as determined by the Management Committee or (ii) upon a Participant’s attainment of age 58, a Participant may request and, if such a request is made, the Management Committee, in its sole discretion, may (but need not) direct the Trustee to sell any Shares or other property credited to such Participant’s Account in respect of vested Awards for cash or other property and direct the investment of such proceeds in such manner as the Management Committee may approve until a complete distribution of the value of the vested Awards credited to such Account is made to such Participant. The Management Committee (or its delegate) may, in its sole discretion, consult with the Participant as to the investment of, or the timing of the distribution or sale of, Shares, cash or other property credited to a Participant’s Account in respect of vested Awards.

     Section 1.15 Deferral Election. A Participant may voluntarily elect to defer receipt of distribution of his Awards under this Plan upon such terms and conditions as the Administration Committee may prescribe. The Administration Committee, at its sole discretion, may approve or disapprove any such deferral election.
     Section 1.16 Distribution Upon the Death of a Participant. Each Participant shall have the right to designate in writing from time to time a Beneficiary by filing a written notice of such designation with the Administration Committee. A Participant’s designation of a Beneficiary may be revoked by filing with the Administration Committee an instrument of revocation or a later designation. Any designation or revocation shall be effective when received by the Administration Committee. In the event of the death of a Participant, certificates for Shares, cash or other property equivalent to the amount remaining in such Participant’s Account in respect of vested Awards may, at the discretion of the Management Committee, be distributed to the Participant’s Beneficiary as soon as reasonably practicable. Unless the Participant’s Beneficiary designation provides otherwise, no person shall be entitled to benefits upon the death of the Participant unless such person survives the Participant. If the Beneficiary designated by a Participant does not survive the Participant or if the Participant has not made a valid Beneficiary designation, such Participant’s Beneficiary shall be such Participant’s estate.
     Section 1.17 Distribution Upon Disability. In the event of the termination of a Participant’s employment by reason of Disability, certificates for Shares, cash or other property equivalent to the amount credited to such Participant’s Account in respect of vested Awards shall be distributed as soon as reasonably practicable to the Participant or such other representative of the Participant as the Management Committee in its sole discretion shall determine.
     Section 1.18 Termination of Trust or Court-Ordered Distribution. In the event that the Trust is terminated prior to the vesting of an Award or in the event that a court of competent jurisdiction finally determines that AMVESCAP, AIM or any of their respective Subsidiaries is obligated to distribute to a Participant, Beneficiary or any other person certificates representing any Shares credited to a Participant’s Account prior to the time of distribution otherwise provided for in this Article VII, the Share certificates so distributed to such Participant, Beneficiary or other person shall, in the sole discretion of the Management Committee, be restricted as to transferability until the date that the Shares would otherwise have been distributed to the Participant or a Beneficiary under the terms of the Plan had they not been distributed to the Participant, Beneficiary or other person and had remained subject to the Plan, and each such stock certificate shall bear the following (or similar) legend:
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE)

CONTAINED IN THE WHOLERSALE REPRESENTATIVES DEFERREAL PLAN AND NEITHER THIS CERTIFICATE OR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH SUCH PLAN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (B) SUCH DISPOSITION IS EFFECTED ON THE LONDON STOCK EXCHANGE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND THE HOLDER SHALL HAVE DELIVERED TO THE COMPANY EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT, (C) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (D) A NO-ACTION LETTER FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.”
     Section 1.19 Acceleration of Distribution. The Administration Committee may, in its sole discretion, accelerate the time of distribution with respect to any or all of a Participant’s Awards.
     Section 1.20 Distributions to Insiders. With respect to any Award made to a Participant who is subject to the reporting requirements of section 16(a) of the Exchange Act (an “insider”), distributions with respect to such Awards shall be made only in the form of Shares and in the form of cash or other property for any fractional Shares.
     Section 1.21 Transitional Provisions.
     (a) Vested Awards. Effective as of December 10, 2002, all Awards that have become vested on or before such date shall be subject to the terms and conditions of the Plan. Subject to any applicable withholding obligations and Sections 5.2, 6.4, 6.10, 7.2 through 7.7 (inclusive) and 10.1, the Administration Committee shall advise the Management Committee of distributions to be made hereunder, and the Management Committee shall direct the Trustee to deliver or cause to be delivered to a Participant certificates for Shares, cash or other property equivalent to the amount credited to such Participant’s Account in respect of such vested Awards on or after June 20, 2003.
     (b) Unvested Awards.
     (i) Awards Granted On or After June 30, 2000. Effective as of December 10, 2002, all Awards granted after June 30, 2000 that have not become vested on or before December 10, 2002 shall be subject to the terms and conditions of the Plan.
     (ii) Awards Granted During the Period Beginning December 11, 1999 and Ending June 29, 2000 (inclusive). Effective as of December 10, 2002, all Awards granted during the period beginning December 11, 1999 and ending June 29, 2000 (inclusive) that have not become vested on or before December 10, 2002 shall be subject to the terms and conditions of the Plan; provided that, notwithstanding the timing of distributions of vested Award(s) under Section 7.1, such Award(s) shall be distributed no later than one year and thirty-five days after a Participant’s termination of employment with AMVESCAP, AIM and their respective Subsidiaries.
ARTICLE VIII
FUNDING OF THE PLAN
     Section 1.22 Unfunded Plan. The Plan shall be unfunded, including without limitation for purposes of the United States of America Department of Labor Regulation § 2520.104-23. Benefits under the Plan to a Participant shall be the unfunded obligation of such Participant’s employer or former employer (AIM or its Subsidiary, as the case may be). Notwithstanding the fact that AMVESCAP established the Trust for the purpose of assisting itself and its Subsidiaries in meeting their respective compensatory obligations to their employees, AIM and each of its Subsidiaries, respectively, shall remain obligated to pay the amounts credited to Participant’s Accounts as a result of Awards under the Plan. In the event that assets of the Trust are used to satisfy the claims of general creditors of AMVESCAP in accordance with Section 8.2 and the Trust Agreement, such assets shall be deemed to be sold at their fair market value and the Accounts of Participants shall be adjusted to reflect such deemed sale. Nothing shall relieve AIM and each of the Subsidiaries of their respective liabilities under the Plan except to the extent amounts are paid to Participants or Beneficiaries from the assets of the Trust.

     Section 1.23 Trust. Effective as of December 24, 1997, AMVESCAP established the Trust, which is intended to be (i) a “grantor trust” within the meaning of sections 671 et seq. of the Code and (ii) a “United States person” within the meaning of section 7701(a)(30) of the Code, to assist AMVESCAP and its Subsidiaries in meeting their respective compensatory obligations to their employees. The Trust is part of an employees’ share scheme as defined in section 743 of the Companies Act . The Trustee is State Street Bank and Trust Company and the Trust is domiciled in the State of New York. Pursuant to the Trust Agreement, the Management Committee may remove the Trustee and appoint a successor Trustee and may change the domicile of the Trust. The Trust can hold Shares, cash and other property contributed to the Trust by AMVESCAP to provide itself and the Subsidiaries with a source of funds to assist each of them in meeting their respective compensatory obligations to their employees. The Management Committee shall direct that the assets of the Trust be invested and reinvested primarily in Shares.
     The trust agreement creating the Trust contains procedures to the following effect: In the event of the insolvency of AMVESCAP or any Subsidiary, the assets of the Trust shall be available to pay the claims of creditors of AMVESCAP or such Subsidiary, as the case may be, as a court of competent jurisdiction may direct. AMVESCAP or any Subsidiary shall be deemed to be “insolvent” if AMVESCAP or such Subsidiary is generally unable to pay its debts as they become due or if AMVESCAP is subject to a pending proceeding under the bankruptcy laws of the United Kingdom, or if such Subsidiary is subject to a pending proceeding under the bankruptcy laws of the jurisdiction in which it is organized or incorporated. In the event AMVESCAP or any Subsidiary becomes insolvent, the Board of Directors and the Chief Executive Officer of AMVESCAP or such Subsidiary, as the case may be, have a duty to inform the Trustee in writing of AMVESCAP’s or such Subsidiary’s insolvency. Upon receipt of such notice, or if the Trustee receives written notice from a person claiming to be a creditor of AMVESCAP or any Subsidiary alleging such insolvency, the Trustee shall cease making payments from the assets of the Trust on behalf of the Company or such Subsidiary, shall hold such assets for the benefit of creditors of AMVESCAP or such Subsidiary, as the case may be, and shall resume payments from the assets of the Trust only after the Trustee has determined that AMVESCAP or such Subsidiary, as the case may be, is not, or is no longer, insolvent.
     Section 1.24 Internal Funding. AMVESCAP’s Subsidiaries shall have no obligations to make contributions to the Trust, although such a Subsidiary may reimburse AMVESCAP for contributions to the Trust made by AMVESCAP on behalf of employees of such Subsidiary. AIM and its Subsidiaries shall have obligations to make payments under the Plan to the Participants that are their respective employees. To the extent that the obligations under the Plan of AIM or its Subsidiaries are satisfied by AMVESCAP or by the distribution of assets from the Trust, such distribution shall be treated as a capital contribution from AMVESCAP to AIM or such Subsidiary, as the case may be, as of the date on which such obligation is satisfied. To the extent that AIM or its Subsidiary reimburses AMVESCAP for contributions to the Trust and AMVESCAP then fails to satisfy the obligation of AIM or such Subsidiary under the Plan (by a distribution from the Trust or otherwise) and AIM or such Subsidiary pays such obligations, AIM or such Subsidiary shall have the right to recover such payment from AMVESCAP.
ARTICLE IX
SECURITIES MATTERS
     Subject to Section 7.5, AMVESCAP shall use its best efforts to ensure that any securities distributed to Participants hereunder are marketable at the time of distribution. Notwithstanding anything herein to the contrary, AMVESCAP shall not be obliged to cause to be delivered any certificates evidencing Shares pursuant to the Plan unless and until AMVESCAP is advised by its counsel that the delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of The Stock Exchange and any other securities exchange on which Shares are traded. The Management Committee may require, as a condition of the delivery of certificates evidencing Shares pursuant to the terms hereof, the recipient of such Shares to make such covenants, agreements and representations, and that such certificates bear such legends, as the Management Committee, in its sole discretion, deems necessary or desirable, provided that any such legends shall not contravene any rules or regulations of The Stock Exchange or any applicable statute.
ARTICLE X
MISCELLANEOUS PROVISIONS
     Section 1.25 Taxes. As a condition to the making of any Award, the vesting of any Award, the lapse of the restrictions pertaining thereto or the distribution of Shares subject to an Award, AMVESCAP, AIM or any of their respective Subsidiaries may require a Participant to pay such sum to AMVESCAP, AIM or such Subsidiary as may be necessary to discharge such entity’s obligations with respect to any taxes, withholding, assessment or other governmental charge imposed on property or income received by the Participant pursuant to the Plan. In accordance with the rules and procedures established by the Management Committee and in the discretion of the Management Committee, such payment may be in the form of cash or other property. AMVESCAP, AIM and their respective Subsidiaries shall have the right to withhold from any cash or property payable to a Participant (including any salary, bonus or any other amount payable from AMVESCAP, AIM or any such Subsidiary to the Participant) an amount sufficient to satisfy applicable withholding tax requirements, prior to a distribution of Share certificates or other property under the Plan or to direct the Trustee to sell any Shares or other property credited to a Participant’s Account in respect of vested Awards to satisfy applicable withholding tax requirements. In order to satisfy such taxes, assessments or other governmental charges, the Management Committee may direct the Trustee to pay to AMVESCAP, AIM or any of their respective Subsidiaries an amount to satisfy such obligation and to pay the balance to the Participant. At the direction of the Participant and subject to the approval of the Management Committee, AMVESCAP, AIM and their respective Subsidiaries may deduct or withhold from any payment or distribution to a Participant whether or not pursuant to the Plan in order to satisfy required withholding obligations under the Plan.
     Section 1.26 No Special Employment Rights. Nothing contained in the Plan shall confer upon any Participant any right with respect to the continuation of the Participant’s employment by AMVESCAP, AIM or any of their respective Subsidiaries or interfere in any way with the right of AMVESCAP, AIM or any such Subsidiary at any time to terminate such employment without prior notice at any time for any or no reason. Each Participant shall, by participating in the Plan, waive all and any right to compensation or damages in consequence of the termination of his office or employment with AMVESCAP, AIM or any of their respective Subsidiaries for any reason whatsoever in so far as these rights arise or may arise from his ceasing to have rights under the Plan as a result of such termination. Nothing in the Plan shall be deemed to give any employee of AMVESCAP, AIM or any of their respective Subsidiaries any right to participate in the Plan.
     Section 1.27 Expenses. Subject to the Trust Agreement, all expenses and costs in connection with the administration of the Plan shall be borne by AMVESCAP, AIM and their respective Subsidiaries.
     Section 1.28 Titles and Headings Not to Control. The titles to Articles and headings of Sections in the Plan are placed herein for convenience of reference only and shall not affect the meaning of any of the provisions of the Plan.
     Section 1.29 Amendment or Termination of Plan. The Remuneration Committee may modify, amend, suspend or terminate this Plan in whole or in part at any time, provided that, such modification, amendment, suspension or termination shall not, without a Participant’s consent, affect adversely the rights of a Participant with respect to outstanding Awards that have not previously been forfeited; provided further, that the Remuneration Committee may, without a Participant’s consent, amend the Plan from time to time in such a manner as may be necessary to avoid having the Plan, the Trust Agreement or the Trust being subject to ERISA and to avoid the current taxation of the assets held in the Trust. In this regard, neither a Participant’s incurring tax liability nor the loss of an investment opportunity as a result of the termination of the Plan shall be considered an impairment of the rights of a Participant.

     Upon termination of the Plan or the Trust, unvested Awards of each Participant shall immediately vest and the Shares, cash or other property, or the equivalent thereof, credited to the Account of each Participant in respect of vested Awards shall be distributed to each such Participant in order to meet the payment obligations under the Plan with respect to each such Participant. In the event that Shares or other property allocated to unvested Awards have been previously forfeited, the Management Committee shall determine how such Shares and other property shall be applied to provide compensation and benefits to employees of AMVESCAP and its Subsidiaries. No portion of the assets held in the Trust shall revert to AMVESCAP or the Subsidiaries at any time except for the reimbursement of taxes pursuant to Section 10.1 and the Trust Agreement; provided that, in the event of the insolvency of AMVESCAP or any Subsidiary, the assets of the Trust shall be available to pay the claims of creditors of AMVESCAP or such Subsidiary, as the case may be, as provided in Section 8.2 and the Trust Agreement.
     Section 1.30 Governing Law. The Plan, as amended from time to time, and all rights hereunder shall be governed by, administered and enforced in accordance with the laws of the State of New York (without reference to the choice of law doctrine).
     Section 1.31 Waiver of Punitive Damages. There is no right to punitive, exemplary or similar damages as a result of any controversy or claim arising out of, relating to or in connection with the Plan, or the breach, termination or validity thereof, and each Participant shall, by participating in the Plan, waive all and any of such rights.
     Section 1.32 Restrictions on Transfer. No transfer (other than any transfer made by will or by the laws of descent and distribution), charge or encumbrance by a Participant of any right to any payment hereunder, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such payment, and the transfer, charge or encumbrance shall be of no force and effect.
     Section 1.33 Change in Control. In the event of a Change in Control of AMVESCAP or a Participant’s employer, all of a Participant’s unvested Award(s) shall immediately vest if (i) the Participant’s employment with AMVESCAP and its Subsidiaries is involuntarily terminated other than for Cause or (ii) the Participant voluntarily terminates employment with AMVESCAP and its Subsidiaries for “good reason” which shall mean (a) reduction in compensation following the Change in Control or (b) reduction in responsibilities or position following the Change in Control.
     Section 1.34 Consolidation or Merger of AMVESCAP. In the event of the consolidation, amalgamation, combination or merger of AMVESCAP with or into any other corporation, or the sale by AMVESCAP of substantially all of its assets, the resulting successor may continue the Plan by adopting the same by resolution of its board of directors and by executing a proper supplemental agreement to the Trust Agreement with the Trustee. If within ninety days from the effective date of such consolidation, amalgamation, combination, merger or sale of assets, such new corporation does not adopt the Plan, the rights of all affected Participants to their respective benefits with respect to vested and unvested Awards shall be non-forfeitable as of the effective date of such consolidation, amalgamation, combination, merger or sale of assets.
     Section 1.35 Set-off. In the event that AMVESCAP, AIM or any of their respective Subsidiaries has any claims against a Participant, AMVESCAP, AIM or such Subsidiary (as the case may be) may, in its discretion, offset such claims against its obligations to such Participant under the Plan. AMVESCAP, AIM or the applicable Subsidiary, as the case may be, shall give notice to the Participant of any set-off effected under this Section 10.11.
     Section 1.36 Special Rules Regarding Administration Committee and Management Committee. Notwithstanding any other provision of the Plan, with respect to any power of the Administration Committee or the Management Committee described herein that is exercised with respect to a Participant who is a member of such Committee and the exercise of such power does not affect all Participants relatively equally, such power shall be exercised with respect to such Participant by the non-Participant members of such Committee who are United States persons within the meaning of section 7701(a)(30) of the Code, if any; provided that, if all members of such Committee are Participants or none of the non-Participant members of such Committee are United States persons within the meaning of section 7701(a)(30) of the Code, then such powers shall be exercised with respect to such Participants by the members of the Remuneration Committee who are United States persons within the meaning of section 7701(a)(30) of the Code.

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